Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-200831

BAILLIE GIFFORD FUNDS

Baillie Gifford China A Shares

Fund

Supplement dated July 29, 2020 to the Prospectus dated April 29, 2020

Effective immediately the sub-section titled “Example of Expenses” in the section “Fees and Expenses” under “Fund Summary” in the Prospectus is restated in its entirety as follows:

Example of Expenses

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. It also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example below also applies any contractual expense waivers and/or expense reimbursements to the first year of each period listed in the table.

Although your actual costs may be higher or lower, based on these assumptions, your expenses would be:

	Class K	Institutional Class
1 Year	$89	$104
3 Years	$2,507	$2,544

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE